Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

FT Cboe Vest Gold Strategy Quarterly Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus AND Summary Prospectus

December 1, 2022

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus or statement of additional information, effective November 1, 2022, as approved by the Trust’s Board of Trustees, the management fee paid to First Trust Advisors L.P. (the “Advisor”) will be reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
0.9000%	Fund net assets up to and including $2.5 billion
0.8775%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.8550%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.8325%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.8100%	Fund net assets greater than $10 billion

During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Cboe VestSM Financial LLC, the Fund’s investment sub-advisor, will be reduced to reflect the reduction in the Advisor’s management fee.

Please Keep this Supplement with your Fund Prospectus AND Summary Prospectus for Future Reference